SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 2005
                                                        ------------------



                                  NYMAGIC, INC.
                                  -------------
             (Exact Name of Registrant as specified in its charter)



          NEW YORK                   1-11238                     13-3534162
----------------------          ------------------          --------------------
(State or other jurisdiction     (Commission File              (IRS Employer
     of incorporation)                Number)                Identification No.)


                   919 Third Avenue, New York, New York 10022
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 551-0600
                                                          ---------------

                                       N/A
                                       ---
         (Former name or former address, if changed since last report):



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

        On February 22, 2005, NYMAGIC, INC. issued a press release announcing that it has declared a dividend to shareholders of six cents per share, payable on April 6, 2005 to shareholders of record on March 31, 2005. A copy of the press release is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1 and is hereby incorporated in its entirety by reference.

        The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.



Item 9.01       Financial Statements and Exhibits.

        (c) Exhibits

        Exhibit Number       Description
        --------------       -----------

        99.1                 Press Release dated February 22, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            NYMAGIC, INC.


                                            By:    /s/ Thomas J. Iacopelli
                                                --------------------------------
                                                Name:   Thomas J. Iacopelli
                                                Title:  Chief Financial Officer
                                                        and Treasurer




Date: February 22, 2005



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                                  Exhibit Index



            Exhibit Number      Description
            --------------      -----------

                 99.1           Press Release dated February 22, 2005.